PIMCO Funds

Supplement Dated May 30, 2007 to the

Bond Funds Institutional Class and Administrative Class

Prospectus dated October 1, 2006

Disclosure Related to the PIMCO Low Duration Fund III

The PIMCO Funds Board of Trustees has adopted a non-fundamental investment policy for the PIMCO Low Duration Fund III (the “Fund”) restricting the Fund from investing in securities of Sudan-related issuers. As a result, effective immediately, the following sentence is added to the end of the first paragraph under the heading “Principal Investments and Strategies” in the “Fund Summaries” section of the Prospectus relating to the Fund:

In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

PIMCO Funds

Supplement Dated May 30, 2007 to the

Bond Funds Institutional Class and Administrative Class

Prospectus dated July 31, 2006 for PIMCO Total Return Fund, PIMCO Total Return Fund II and PIMCO Total Return Fund III

Disclosure Related to the PIMCO Total Return Fund III

The PIMCO Funds Board of Trustees has adopted a non-fundamental investment policy for the PIMCO Total Return Fund III (the “Fund”) restricting the Fund from investing in securities of Sudan-related issuers. As a result, effective immediately, the following sentence is added to the end of the first paragraph under the heading “Principal Investments and Strategies” in the “Fund Summaries” section of the Prospectus relating to the Fund:

In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

PIMCO Funds

Supplement Dated May 30, 2007 to the

Statement of Additional Information

dated December 28, 2006

Disclosure Relating to the PIMCO Low Duration Fund III and PIMCO Total Return Fund III

The PIMCO Funds Board of Trustees has adopted a non-fundamental investment policy for the PIMCO Low Duration Fund III and the PIMCO Total Return Fund III (the “Funds”) restricting the Funds from investing in securities of Sudan-related issuers. As a result, effective immediately, the paragraph under the heading “Social Investment Policies” in the “Investment Objectives and Policies” section of the Statement of Additional Information is replaced in its entirety with the following:

The Low Duration Fund III and Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities (“Socially-Restricted Issuers”). Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO. PIMCO’s determination of Socially-Restricted Issuers at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, PIMCO may rely upon, among other things, information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

Additionally, the Low Duration Fund III and the Total Return Fund III will not, as a matter of non-fundamental operating policy, invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (“Sudan-Related Issuers”). In applying the policy noted in the prior sentence, PIMCO will not invest directly in companies who own or control property or assets in Sudan; have employees or facilities in Sudan; provide goods or services to companies domiciled in Sudan; obtain goods or services from Sudan; have distribution agreements with companies domiciled in Sudan; issue credits or loans to companies domiciled in Sudan; or purchase goods or commercial paper issued by the Government of Sudan. In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Low Duration Fund III and Total Return Fund III may invest in derivative instruments whose returns are based, in whole or in part, on securities issued by Socially-Restricted Issuers or Sudan-Related Issuers where the counterparties to such transactions are not themselves either Socially-Restricted Issuers or Sudan-Related Issuers. With respect to derivatives based on securities of Socially-Restricted Issuers or Sudan-Related Issuers, including, but not limited to, credit default swaps, the Low Duration Fund III or the Total Return Fund III may be obligated to take possession of the underlying securities in certain circumstances. In such cases, the Low Duration Fund III or the Total Return Fund III, as applicable, will use reasonable efforts to divest themselves of these securities and may incur a loss in doing so.

Because the Low Duration Fund III and the Total Return Fund III adhere to the social investment policies described above, these Funds may be required to forego certain investment opportunities and their associated returns.